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                                                                   EXHIBIT 10.22


                                     ALLONGE


This Allonge is made a part of that certain $300,000 Note (worth approximately $382,200 in principal, interest and fees thru 1/24/00) Amended and Restated Promissory Note dated October 13, 1998, from Bikers Dream Inc. to M.D. Strategic L.P.

Pay to the order of W3 Holdings, Inc.

M.D. Strategic L.P.

By: /s/ John Mills
    ------------------------------------
    Name:   John Mills
    Member of Meyer Duffy Asset Management LLC General Partner



Dated: January 24, 2000